                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                       American Physicians Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                [APCAPITAL LOGO]
                            1301 NORTH HAGADORN ROAD
                          EAST LANSING, MICHIGAN 48823

                                 April 19, 2001

Dear Shareholder:

     You are cordially invited to attend our first Annual Meeting of Shareholders, which will be held on June 13, 2001 at 10:00 a.m. local time at the APCapital's offices in East Lansing, Michigan. After the formal business session, there will be a report to the shareholders on the state of the Company and a brief question and answer session.

     The attached notice and proxy statement describe the items of business to be transacted at the meeting. Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. You can vote your APCapital shares by phone or by mail. Follow the instructions on the enclosed proxy card. If you receive more than one proxy card, please vote each card. Remember, you can always vote in person at the Annual Meeting even if you have voted by proxy if you are a shareholder of record or have a legal proxy from a shareholder of record.

                                            Sincerely,

                                            AMERICAN PHYSICIANS CAPITAL, INC.

                                            [/s/ William B. Cheeseman]
                                            William B. Cheeseman, President and
                                            Chief Executive Officer

East Lansing, Michigan
April 19, 2001

                       AMERICAN PHYSICIANS CAPITAL, INC.

                            1301 NORTH HAGADORN ROAD
                          EAST LANSING, MICHIGAN 48823
                                 (517) 351-1150

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 13, 2001

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Physicians Capital, Inc. (the "Company") will be held at 1301 North Hagadorn Road, East Lansing, Michigan 48823, on Wednesday, June 13, 2001, at 10:00 a.m. local time, for the following purposes:

          (1) the election of two Class I directors to serve until 2002, two Class II directors to serve until 2003, and two Class III directors to serve until 2004;

          (2) to transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 17, 2001 are entitled to vote at the Annual Meeting.

     YOUR VOTE IS IMPORTANT. PLEASE VOTE THE ENCLOSED PROXY CARD NOW EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN VOTE VIA THE TELEPHONE (FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD) OR YOU CAN VOTE BY REGULAR MAIL BY RETURNING YOUR COMPLETED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU ARE A SHAREHOLDER OF RECORD OR HAVE OBTAINED A LEGAL PROXY FROM A SHAREHOLDER OF RECORD.

                                            By Order of the Board of Directors,

                                            [/S/ MONTE D. JAHNKE]
                                            MONTE D. JAHNKE
                                            Secretary

East Lansing, Michigan
April 19, 2001

                       AMERICAN PHYSICIANS CAPITAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2001

                                PROXY STATEMENT
                           -------------------------

                              GENERAL INFORMATION

     This Proxy Statement is being sent to shareholders on or about April 27, 2001, and is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of American Physicians Capital, Inc., a Michigan corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 1301 North Hagadorn Road, East Lansing, Michigan 48823 at 10:00 a.m. local time on Wednesday, June 13, 2001, and at any and all adjournments thereof, for the purposes set forth in the accompanying notice.

     Only holders of record of Common Stock at the close of business on April 17, 2001 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, there were 11,624,592 shares of the Company's common stock ("Common Stock") outstanding. Each share of Common Stock entitles the owner to one vote. The presence at the meeting in person or by proxy of a majority of the shares of the Company's Common Stock outstanding on the Record Date will constitute a quorum to transact business at the Annual Meeting. The election of directors requires a plurality of the votes cast.

     The cost of solicitation of proxies by the Board will be borne by the Company. Such solicitation will be made by mail and may also be made by directors, officers and employees of the Company personally or by telephone, facsimile or other electronic means, without additional compensation. Proxy materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of Common Stock, and the Company will reimburse such parties for their reasonable expenses incurred in connection therewith.

     A proxy may be revoked at any time before it is exercised by delivering written notice to the Secretary of the Company, executing and delivering a later dated proxy or voting in person at the Annual Meeting. Unless revoked, the shares represented by each validly executed and dated proxy that is returned in time for the meeting will be voted in accordance with the specifications made. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS PROPOSED IN THIS PROXY STATEMENT. The Board does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of such proxy holders to vote the proxies in accordance with their best judgment.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Common Stock as of March 31, 2001, except as otherwise indicated, by each current director, each director nominee, each of the executive officers named in the Summary Compensation Table under "Executive Compensation," all current directors and executive officers as a group, and each person who is known by the Company to own beneficially 5% or more of the Company's outstanding shares of Common Stock (each, a "5% Owner"). The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on March 31, 2001 or within 60 days thereafter through the exercise of any stock option or other right.

Unless otherwise indicated, each holder has sole investment and voting power with respect to the shares set forth in the following table.

                            NAME                                NUMBER OF SHARES(1)    % OF CLASS
                            ----                                -------------------    ----------
William B. Cheeseman(2).....................................          148,317             1.3
Billy Ben Baumann, M.D.(3)..................................           15,600               *
Thomas Robert Berglund, M.D. ...............................           20,852               *
Myron R. Emerick, D.O. .....................................           16,051               *
AppaRao Mukkamala, M.D.(4)..................................           21,000               *
Lloyd A. Schwartz...........................................            1,900               *
Stephen L. Byrnes...........................................            7,330               *
Frank H. Freund(5)..........................................           13,000               *
Robert J. Kellogg...........................................            8,038               *
Margo C. Runkle.............................................            4,500               *
All current executive officers and directors as a group (11
  persons)(2)(3)(4)(5)......................................          261,198             2.2
Greenlight Capital, L.L.C. and its principals, Jeffrey A.
  Keswin and David Einhorn(6)...............................          990,000             8.5
Boston Partners Asset Management, L.P., its sole general
  partner, Boston Partners, Inc. and the principal
  stockholder of the general partner, Desmond John
  Heathwood(7)..............................................          749,000             6.4
Schroder Investment Management North America Inc.(8)........          715,000             6.2

-------------------------
 *  Less than one percent.

(1) Includes restricted shares subject to forfeiture to the Company under certain circumstances which are owned by the following persons: Mr. Cheeseman -- 32,200 shares; Dr. Baumann -- 9,600 shares; Dr.
    Berglund -- 14,400 shares; Dr. Emerick -- 9,600 shares; Dr.
    Mukkamala -- 8,000 shares; Mr. Schwartz -- 1,600 shares; Mr. Byrnes -- 5,200 shares; Mr. Freund -- 10,200 shares; Mr. Kellogg -- 3,200 shares; and Ms. Runkle -- 3,200 shares.

(2) Includes 1,600 shares of Common Stock held of record by the SCW Agency Group, Inc., a Michigan corporation, of which Mr. Cheeseman owns a 71.25% interest.

(3) Includes 6,000 shares of Common Stock held of record by the Rachel A. Baumann Revocable Living Trust U/A dated November 22, 1982, of which Dr. Baumann is the trustee.

(4) Includes 13,000 shares of Common Stock held of record by the Mukkamala Family Ltd. Partnership, a limited partnership of which Dr. Mukkamala is the general partner.

(5) Includes 300 shares of Common Stock held of record by Mr. Freund's children.

(6) Based on information contained in a Schedule 13G filed on December 18, 2000 and as of such date. The business address of Greenlight Capital, L.L.C. and Messrs. Keswin and Einhorn is 420 Lexington Avenue, Suite 1740, New York, New York 10170.

(7) Based on information contained in a Schedule 13G filed on February 9, 2001 as of December 31, 2000. The business address of these two entities and Mr. Heathwood is 28 State Street, 20th Floor, Boston, Massachusetts 02109.

(8) Based on information contained in a Schedule 13G filed on February 15, 2001 as of December 31, 2000. The business address of Schroder Investment Management North America Inc. is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

                             ELECTION OF DIRECTORS

BACKGROUND

     The Company's Articles of Incorporation divide the directors into three classes, designated Class I, Class II and Class III. Class I directors are elected for a one-year term, Class II directors are elected for a two-year term, and Class III directors are elected for a three-year term. Six directors, two from each Class, constituting the entire Board, will be elected at the Annual Meeting. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. Information with respect to the nominees for election is set forth below.

     The Board recommends a vote FOR the nominees for election. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE FOR THE ELECTION OF THE NOMINEES UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated, the persons named in such proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. If any nominees are substituted by the Board, the persons named in the accompanying form of proxy intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named hereunder unavailable for election. All of the nominees are currently directors of the Company.

NOMINEES

     NOMINEES FOR CLASS I DIRECTORS -- WITH TERMS EXPIRING IN 2002

     MYRON R. EMERICK, D.O., age 68, is a physician in general practice. He has been a member of the American Physicians Assurance Corporation ("APA") board of directors since 1985 and a director of the Company since July 2000.

     APPARAO MUKKAMALA, M.D., age 55, is a board-certified radiologist. He has been a member of the APA board of directors since 1993 and a director of the Company since July 2000. He is currently the Treasurer of the Michigan State Medical Society and has served on its board of directors since 1997.

     NOMINEES FOR CLASS II DIRECTORS  -- WITH TERMS EXPIRING IN 2003

     BILLY B. BAUMANN, M.D., age 64, is a pathologist and former chief of staff at Pontiac General Hospital, in Pontiac, Michigan, and is currently president of the Michigan State Medical Society. Dr. Baumann has been an APA board member since 1988 and a director of the Company since July 2000.

     LLOYD A. SCHWARTZ, age 72, is a certified public accountant and has served as the deputy receiver/rehabilitator of two Michigan-based insurance companies since 1993. Mr. Schwartz has also served as a technical reviewer for the Michigan Association of Certified Public Accountants Peer Review Program since 1990. Prior to 1990, Mr. Schwartz was a partner with the accounting firm of Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP), where he specialized in audits of insurance companies. Mr. Schwartz is also a member of the board of directors of Franklin Finance Corporation. He has been a director of the Company since July 2000.

     NOMINEES FOR CLASS III DIRECTORS -- WITH TERMS EXPIRING IN 2004

     WILLIAM B. CHEESEMAN, age 59, was named president and chief executive officer of APA in 1999 and of the Company in July 2000. He has been a director of APA since May 2000 and of the Company since July 2000. Mr. Cheeseman guided the establishment of APA in 1975. From 1975 until assuming his current position with APA, Mr. Cheeseman was a principal in the Stratton-Cheeseman Management Company, which managed APA until being acquired by APA in 1999.

     THOMAS R. BERGLUND, M.D., age 67, practices family medicine in Portage, Michigan. Dr. Berglund has been a member of the board of directors of the Michigan State Medical Society since 1977, serving as chairman from 1981 to 1985 and president from 1986 to 1987. He has been a member of the APA board since 1985 and has been a member and Chairman of the Company's Board since July 2000.

MEETINGS AND COMMITTEES OF THE BOARD

     During 2000, there were two Board meetings held. Each director attended 75% or more of the total number of meetings of the Board and committees of which he was a member in 2000. The Company's Board has a Compensation Committee, a Governance Committee and an Audit Committee.

     The Compensation Committee met three times during 2000. The members of the Compensation Committee, none of whom are employees of the Company, are Mr. Schwartz, Dr. Emerick and Dr. Mukkamala, with Mr. Schwartz serving as Chair. The functions of this Committee are to establish and administer the Company's executive compensation plans and the compensation of executive management. The functions of this committee are described in more detail in its report under "Compensation of Executive Officers".

     The Governance Committee did not meet during 2000. The current members of the Governance Committee, none of whom are employees of the Company, are Dr. Berglund, Dr. Emerick and Dr. Mukkamala, with Dr. Berglund serving as Chair. The responsibilities of the Governance Committee include identifying and recommending to the Board qualified candidates for election as directors of the Company. The Governance Committee will consider nominees recommended by shareholders entitled to vote at the meeting and who comply with the notice procedures set forth in the Company's bylaws, which procedures are more fully set forth under "Shareholder Proposals".

     The Audit Committee did not meet during 2000. The members of the Audit Committee are Mr. Schwartz, Dr. Baumann and Dr. Emerick, with Dr. Baumann serving as Chair. The functions of the Audit Committee include overseeing management's conduct of the financial reporting process, monitoring systems of internal accounting and financial controls; selecting the outside auditors and reviewing the independence of the auditors from time to time; reviewing the scope of the annual audit performed by the Company's independent auditors, PricewaterhouseCoopers LLP; and reviewing the Company's annual audited and quarterly financial statements and other financial information provided to regulatory bodies. A copy of the Audit Committee charter, adopted on October 18, 2000, is included as Appendix 1 to this Proxy Statement.

AUDIT COMMITTEE REPORT

     In accordance with its charter, the Audit Committee provides assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Each Audit Committee member is "independent," as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards.

     The Audit Committee received from the independent auditors and reviewed a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000.

     Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:               BILLY B. BAUMANN, CHAIR
                               MYRON R. EMERICK
                               LLOYD A. SCHWARTZ

DIRECTOR COMPENSATION

     Directors who are not employees of the Company will each receive in 2001 an annual retainer of $14,000, a fee of $1,500 for each Board meeting attended, a fee of $500 for each committee meeting attended and reimbursement for their expenses incident to attendance at Board and committee meetings. The Board Chair will receive a retainer of $25,000 and a fee of $2,000 for each Board meeting attended, a fee of $500 for each committee meeting attended and reimbursement for his expenses incident to attendance at Board and committee meeting. Committee chairs each receive an additional $1,000 for each committee meeting attended. During 2000, the Company's directors each received an annual retainer of $10,000, a fee of $1,250 for each meeting attended, a fee of $500 for each committee meeting attended and reimbursement of expenses incident to their attendance at such meetings. Committee chairs each received an additional $250 for each committee meeting attended.

     In addition, on December 5, 2000, such directors received (subject to completion of APA's conversion and the Company's public offerings) options and restricted stock under the Stock Compensation Plan as follows:

                                                         NUMBER OF
                                                         SECURITIES
                                                         UNDERLYING    EXERCISE                  NUMBER OF
                                                          OPTIONS      OR BASE                   RESTRICTED
                                                          GRANTED       PRICE      EXPIRATION      SHARES
                        NAME                                (#)         ($/SH)        DATE        GRANTED
                        ----                             ----------    --------    ----------    ----------
Billy B. Baumann, M.D. ..............................      20,000       13.50       12/05/10        9,600
Thomas R. Berglund, M.D. ............................      20,000       13.50       12/05/10       14,400
Myron R. Emerick, D.O. ..............................      20,000       13.50       12/05/10        9,600
Apparao Mukkamala, M.D. .............................      20,000       13.50       12/05/10        8,000
Lloyd A. Schwartz....................................      20,000       13.50       12/05/10        1,600

The options become exercisable as follows: 2,000 on December 5, 2001; 3,000 on December 5, 2002; 4,000 on December 5, 2003; 5,000 on December 5, 2004; and 6,000 on December 5, 2005, as long as the optionee remains a director, and immediately in the event of a change in control of the Company, the director's termination due to death or disability or a waiver of the vesting period by the Compensation Committee. The restricted shares will become free of restrictions as follows: 10% on December 5, 2001; 15% on December 5, 2002; 20% on December 5, 2003; 25% on December 5, 2004; and 30% on December 5, 2005, as long as the optionee remains a director, and immediately in the event of a change in control of the Company, the director's termination due to death or disability or a waiver of the restrictions by the Compensation Committee.

     Non-employee directors of the Company are also compensated for their service on the board of directors of any of the Company's insurance subsidiaries. They receive a fee of $1,250 for each APA board meeting attended and $500 for each other insurance subsidiary board meeting attended and are reimbursed for expenses incident to their attendance at such meetings. The board chair for APA receives, in addition, an annual retainer of $5,000 and an extra $500 for each committee meeting attended. Non-employee directors of the Company who serve on subsidiary board committees receive a fee of $500 for each committee meeting attended and are reimbursed for expenses incident to their attendance at such meetings. The committee chairs each receive an additional $750 for each committee meeting attended. Directors who are employees of the Company receive no separate compensation for serving as directors.

EXECUTIVE OFFICERS

     The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of the Company's Board of Directors. Mr. Cheeseman's background is described under "Nominees".

     STEPHEN L. BYRNES, age 59, is the vice president and chief marketing officer of APA. Prior to joining the Company, Mr. Byrnes was president and chief marketing officer at Norwest Corporation, in Minneapolis, Minnesota from 1979 to 1989, and then served as President of Norwest Insurance Inc. from 1989 until joining the Company to serve APA in his current capacity in 1995. He was officially appointed to his current position in May 2000.

     FRANK H. FREUND, age 40, is the vice president, treasurer and chief financial officer of APA and has served in that capacity since September 1997. He was officially appointed to his current position in May 2000. He became treasurer and chief financial officer of the Company in July 2000. Mr. Freund's previous employment includes working with the Michigan practice of Deloitte & Touche LLP from October 1994 to September 1997, serving as an audit senior manager in that firm's insurance and health care business insurance services group.

     ROBERT J. KELLOGG, age 46, is the Chief Operating Officer of APA. Mr. Kellogg served as president and chief executive officer of State Mutual Insurance Company from July 1995 until its merger with APA in January 1998, at which time he joined the Company to serve APA in the position of executive vice president. Mr. Kellogg began serving APA in his current capacity through the Company in September 1998. He was officially appointed to his current position in May 2000.

     MARGO C. RUNKLE, age 42, is the chief human resources officer of APA. Ms. Runkle joined the Company in August 1994, serving as director of enterprise systems and director of systems development for APA until August 1997, when she left to pursue a doctorate in organizational behavior. Ms. Runkle returned to the Company to serve APA in her current capacity in October 1998. She was officially appointed to her current position at APA in May 2000.

     DAWN L. SHATTUCK, age 48, is the chief information officer of APA. Prior to joining the Company to serve APA in her current capacity in October 1999, Ms. Shattuck served as chief information officer for the State of Michigan Family Independence Agency, beginning in March 1997. From October 1994 to March 1997, Ms. Shattuck was director of management information systems for the State of Michigan House of Representatives. She was officially appointed to her current position at APA in May 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY

     The following table provides a summary of compensation paid or accrued by the Company and its subsidiaries during 2000 and 1999 to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers in 2000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION
                                                                                AWARDS
                                                      ANNUAL          --------------------------
                                                   COMPENSATION       RESTRICTED     SECURITIES
                                                ------------------      STOCK        UNDERLYING      ALL OTHER
                                      FISCAL    SALARY      BONUS       AWARDS      OPTIONS/SARS    COMPENSATION
   NAME AND PRINCIPAL POSITION         YEAR       ($)        ($)        ($)(1)          (#)            ($)(2)
   ---------------------------        ------    ------      -----     ----------    ------------    ------------
William B. Cheeseman..............     2000     600,000    150,000     434,700        100,000          23,397
President and Chief Executive
Officer                                1999     288,739         --          --             --          20,982
Robert J. Kellogg.................     2000     227,077     40,000      43,200         40,000          23,185
Vice President and                     1999     187,528     50,000          --             --          70,479
Chief Operating Officer
Frank H. Freund...................     2000     210,000     50,000     137,700         50,000          23,170
Vice President, Treasurer and          1999     180,115     50,000          --             --          21,928
Chief Financial Officer
Stephen L. Byrnes.................     2000     175,000     40,000      70,200         40,000          23,368
Vice President and                     1999     120,013     55,000          --             --          21,335
Chief Marketing Officer
Margo C. Runkle...................     2000     147,077     40,000      43,200         40,000          19,500
Vice President and                     1999     105,019     50,000          --             --          16,322
Chief Human Resources Officer

-------------------------
(1) The amounts in the table are calculated based upon the public offering price of $13.50 per share since the grants were made prior to the establishment of a public market for the Common Stock. At December 31, 2000, the Named Officers had the following number and value of restricted shares: Mr. Cheeseman -- 32,200/$533,329; Mr. Kellogg -- 3,200/$53,002; Mr.
    Freund -- 10,200/$168,943; Mr. Byrnes -- 5,200/$86,128; and Ms.
    Runkle -- 3,200/$53,002. All but 200 of the restricted shares held by each person become transferable as follows: 10% on December 5, 2001; 15% on December 5, 2002; 20% on December 5, 2003; 25% on December 5, 2004; and 30% on December 5, 2005; or immediately upon death, disability, retirement or a change in control. The remaining 200 shares become transferable as follows:
    20% on December 5, 2001; 35% on December 5, 2002; and 45% on December 5, 2003; or immediately upon death, disability, retirement or a change in control.

(2) The amounts included in "All Other Compensation" for 2000 paid to or contributed for the Named Officers are as follows:

                            NAME                                401(K)    PENSION
                            ----                                ------    -------
William B. Cheeseman........................................    $1,050    $22,347
Robert J. Kellogg...........................................       838     22,347
Frank H. Freund.............................................       823     22,347
Stephen L. Byrnes...........................................     1,021     22,347
Margo C. Runkle.............................................     1,137     18,363

OPTION GRANTS

     The following table provides information with respect to options granted to the Named Officers during 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL
                                                                                                  REALIZABLE
                                    INDIVIDUAL GRANTS                                          VALUE AT ASSUMED
                              -----------------------------                                    ANNUAL RATES OF
                                NUMBER OF       % OF TOTAL                                       STOCK PRICE
                               SECURITIES        OPTIONS                                       APPRECIATION FOR
                               UNDERLYING       GRANTED TO     EXERCISE OR                      OPTION TERM(2)
                                 OPTIONS       EMPLOYEES IN    BASE PRICE     EXPIRATION    ----------------------
           NAME               GRANTED(#)(1)    FISCAL YEAR       ($/SH)          DATE         5%($)       10%($)
           ----               -------------    ------------    -----------    ----------      -----       ------
William B. Cheeseman......       100,000           32.3           13.50        12/05/10     2,199,000    3,502,000
Robert J. Kellogg.........        40,000           12.9           13.50        12/05/10       879,600    1,400,800
Frank H. Freund...........        50,000           16.1           13.50        12/05/10     1,099,500    1,751,000
Stephen L. Byrnes.........        40,000           12.9           13.50        12/05/10       879,600    1,400,800
Margo C. Runkle...........        40,000           12.9           13.50        12/05/10       879,600    1,400,800

-------------------------
(1) All of these options, which were granted pursuant to the Company's Stock Compensation Plan, become exercisable as follows: 10% on December 5, 2001; 15% on December 5, 2002; 20% on December 5, 2003; 25% on December 5, 2004; and 30% on December 5, 2005, and immediately in the event of a change in control of the Company, termination due to death or disability or if the vesting restrictions are otherwise waived by the Compensation Committee.

(2) Represents the value of such option at the end of its 10-year term (without discounting to present value), assuming the market price of the Common Stock appreciates from the exercise price beginning on the grant date at an annually compounded rate of 5% or 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on the future performance of the Common Stock. There can be no assurance that the price appreciation reflected in this table will be achieved.

AGGREGATED OPTION/SAR EXERCISES AND OPTION HOLDINGS

     The following table provides information with respect to the unexercised options held as of the end of 2000 by the Named Officers. The Named Officers did not exercise any options during 2000.

                       AGGREGATED OPTION/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                       VALUE OF UNEXERCISED
                                                      NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                      OPTIONS/SARS AT FISCAL               OPTIONS/SARS
                                                           YEAR END(#)               AT FISCAL YEAR END($)(1)
                                                   ----------------------------    ----------------------------
                     NAME                          EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                     ----                          -----------    -------------    -----------    -------------
William B. Cheeseman...........................        -0-           100,000           -0-           306,250
Robert J. Kellogg..............................        -0-            40,000           -0-           122,500
Frank H. Freund................................        -0-            50,000           -0-           153,125
Stephen L. Byrnes..............................        -0-            40,000           -0-           122,500
Margo C. Runkle................................        -0-            40,000           -0-           122,500

-------------------------
(1) Value was determined by multiplying the number of shares subject to an option by the difference between the closing price of the Common Stock at the end of 2000 on The Nasdaq National Market and the option exercise price.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. Cheeseman for a term expiring on October 27, 2009, at a level of compensation including a base salary, incentive plan, discretionary bonus and fringe benefits agreed upon annually by the Company and Mr. Cheeseman. For 2001, base salary will be $600,000, discretionary bonus will be an amount up to $180,000 and fringe benefits will include an option grant for up to 130,000 shares with vesting and expiration terms similar to the option grant made in 2000. The agreement provides that it will terminate upon Mr. Cheeseman's death or total disability or that the Company may terminate the agreement for cause. The agreement prohibits Mr. Cheeseman from competing with the Company during the term of the agreement and for a period of two years following termination. Compensation for the covenant not to compete is an amount equal to two times the annual base salary paid to Mr. Cheeseman during the year preceding the year in which employment is terminated.

     The Company, through its APA subsidiary, has an employment agreement with each of the other Named Officers. Each agreement continues through at least August 1, 2001, and will automatically renew for an additional one year term on August 1, 2001 and August 1, 2002 unless terminated in accordance with the agreement. These agreements provide for annual salaries for Mr. Kellogg, Mr. Freund, Mr. Byrnes and Ms. Runkle of $231,000, $210,000, $175,000 and $151,000,
respectively, subject to upward adjustment at APA's discretion, and provide that these executives will be eligible to participate in the other benefit plans and arrangements afforded to other members of the senior executive staff. If an agreement is terminated by APA without cause or after the first three consecutive terms by nonrenewal upon at least six months' notice, or by the Named Officer within 60 days of the occurrence of a "Qualifying Reason," the Named Officer is entitled to severance pay equal to two years of salary at his or her then-current rate plus an amount equal to one and one-half times the bonus paid to him or her for the prior year, and to all benefits under APA's benefit plans for 24 months after termination as if he or she were still employed (or tax equivalent payments). A "Qualifying Reason" includes the loss of position as a member of the senior executive staff or other material reduction in duties, a reduction in base salary, a permanent change in the location of the performance of the Named Officer's duties from the Company's East Lansing, Michigan headquarters, and termination within one year after a change in control of APA.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during 2000 were Mr. Schwartz, Dr. Emerick and Dr. Mukkamala. Dr. Emerick served as a non-employee officer of the Company's subsidiary, APA, prior to APA's conversion and prior to his appointment to the Compensation Committee of the Company's Board.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee is responsible for executive compensation policies and practices and regularly reports on its activities to the full Board of Directors. To fulfill these responsibilities, the Committee reviews significant employee benefits programs and may establish, as appropriate, executive compensation programs, including bonus plans, equity-based programs, deferred compensation plans and any other such cash or stock incentive programs. The Committee also administers the Stock Compensation Plan, which provides for stock-based awards to officers, directors and other employees.

     EXECUTIVE COMPENSATION PHILOSOPHY. The Committee's philosophy is to provide competitive compensation and benefit levels to enable the Company to attract, retain and motivate qualified executives who embrace excellence within a dynamic, growth-oriented environment. The Company seeks to create executive compensation programs that align compensation awards with the Company's strategic business objectives and performance goals and which establish incentives consistent with the interests of the Company's shareholders.

     The goals of the Committee's executive compensation program are to make executive compensation within the Company:

     - Cost-effective, by delivering the most talented and effective executives that are available to the Company at a cost that bears an appropriate relationship to shareholder value;

     - Internally equitable, by delivering approximately the same levels of pay to similarly situated individuals who deliver comparable results;

     - Reflective of organizational performance; and

     - Congruent with other human resource philosophies and programs of the Company.

     The Company's executive officers, including its Chief Executive Officer, are compensated through a combination of salary and short-term incentives intended to motivate and recognize senior executives for their current performance, and long-term incentives, in the form of awards of restricted stock and stock options under the Stock Compensation Plan, intended to align individual executive performance with long-term Company strategy and the interests of the Company's shareholders. Executive officers are also eligible to participate in the benefit programs generally available to other employees, such as the pension and 401(k) plans, health care and supplemental life and disability insurance programs.

     SALARY. Salaries of executive officers are intended to be competitive in comparison to salaries of their peers at similarly situated insurance and financial services companies and reflect an individual's experience, level of performance and contribution to the organization. Salaries are annually reviewed using executive compensation survey data for the insurance and financial services industries, which is a broader group than that to which the Company's stock price is compared in the graph under "Stock Performance Graph". Additional factors such as management recommendations, job responsibilities, amounts required under applicable employment contracts and market opportunities are taken into consideration. Determinations made by the Committee are, by their nature, subjective.

     SHORT-TERM INCENTIVE COMPENSATION. For 2000, the Company had a short-term incentive plan whereby senior executives could receive compensation of up to 35% of base salary for meeting pre-established individual goals, as well as Company performance goals based on its net income, direct written premiums and combined ratio. The Committee assessed executive performance in relation to these goals, based in part upon recommendations from management.

     LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee may grant stock options, restricted stock or performance shares to employees of the Company, including executive officers, under the Stock Compensation Plan. Option grants become exercisable over a period of time and generally have an exercise price equal to the fair market value of the Common Stock on the grant date, creating long-term incentives to enhance the value of the Common Stock. Similarly, restricted shares become transferable over a period of time and encourage a long-term commitment to the Company and to enhancing the Common Stock value. The Compensation Committee expects to consider grants to executive officers and key managers on a periodic basis. The size and type of grants during 2000 were determined based upon management's recommendation and were generally a function of the position held by an executive, the executive's past contribution to the Company's success and the executive's expected contribution to the Company's future growth and profitability.

     THE CHIEF EXECUTIVE OFFICER'S 2000 COMPENSATION. The Chief Executive Officer's salary compensation for 2000 was determined by the APA board in accordance with a negotiated employment contract entered into on October 27, 1999 in connection with the Company's purchase of Stratton-Cheeseman Management Company, a company 94% of which was owned by Mr. Cheeseman and which managed APA's business prior to November 1, 1999. The Compensation Committee understands that the salary figure was based upon the salary earned by Mr. Cheeseman as an employee of the management company and the annual equity generated by his ownership of the management company, and believes that Mr. Cheeseman's base salary in 2000 was comparable to that of other chief executive officers in other public companies of similar size and nature. In early 2001, the Compensation Committee approved a bonus for Mr. Cheeseman based upon his individual efforts during 2000 in successfully converting the Company to a publicly held insurance holding company, successfully completing the Company's stock offerings and positioning the Company for future growth. The bonus was also based on achievement of the Company's combined loss ratio goal and partial achievement of net income and premium goals. The restricted stock and option grants awarded to Mr. Cheeseman during 2000 were awarded on the same basis as the awards which were made to other executive officers and were not tied to the achievement of corporate goals.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts the deductibility of executive compensation paid to the Company's Chief Executive Officer and any of the four other most highly compensated executive officers at the end of any fiscal year to not more than $1 million in annual compensation (including gains from the exercise of certain stock option grants). Certain performance-based compensation is exempt from this limitation if it complies with the various conditions described in Section 162(m).

     The Compensation Committee believes that compensation associated with option grants made under the Stock Compensation Plan will qualify for an exemption from the $1 million limitation, and does not believe that the other components of the Company's compensation program are likely to result in payments to any executive officer in any year which would be subject to the restriction on deductibility. Therefore, the Committee has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. The Compensation Committee intends to continue to evaluate from time to time the advisability of qualifying future executive compensation programs for exemption from the Section 162(m) restriction on deductibility.

COMPENSATION COMMITTEE:               Lloyd A. Schwartz, Chair
                                      Myron R. Emerick, D.O.
                                      AppaRao Mukkamala, M.D.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the change in the cumulative total shareholder return on the Company's Common Stock during the period beginning December 8, 2000 and ending on December 31, 2000, with the Nasdaq Market Value Index (the "Nasdaq Index") and the Fire, Marine, Casualty Insurance SIC Code Index (the "SIC Code Index"). The SIC Code Index is comprised of over 80 companies engaged in the same industry as the Company. The graph assumes that the value of the investment in the Common Stock, the Nasdaq Index and the SIC Code Index was $100 on December 8, 2000 and that all dividends were reinvested.

                                  [LINE GRAPH]

------------------------------------------------------------------------------------------------
                                                                 12/08/00          12/31/00
------------------------------------------------------------------------------------------------
  AMERICAN PHYSICIANS CAPITAL, INC.                               100.00            122.12
------------------------------------------------------------------------------------------------
  SIC CODE INDEX                                                  100.00            105.81
------------------------------------------------------------------------------------------------
  NASDAQ MARKET INDEX                                             100.00             94.87
------------------------------------------------------------------------------------------------

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     The Company has a relationship with SCW Agency Group, Inc. and its subsidiaries, an insurance agency that is 71.25% owned by Mr. Cheeseman. SCW and its subsidiaries provide sales and marketing services to the Company in Michigan, Kentucky, Illinois, Florida and Nevada with respect to medical professional liability insurance. The commission rates currently paid are substantially the same or lower than rates the Company pays to other agencies with regard to medical professional liability insurance. Direct premiums written by the agencies totaled $67.8 million during 2000, representing 33.4% of the Company's total direct premiums written during 2000. The Company paid commissions on these premiums to the agencies of $4.6 million during 2000.

     SCW Agency Group, Inc. is indebted to APA in connection with its purchase of APA's subsidiary, KMA Insurance Agency, Inc., for $705,292 in 1997. The payment terms consisted of a down payment of $176,573, with the balance to be paid in five equal annual installments of $105,944, plus interest at the prime rate as of December 31, 2000 of 9.5%. At March 31, 2001, $105,943 of the purchase price remained to be paid.

                            INDEPENDENT ACCOUNTANTS

GENERAL

     The accounting firm of PricewaterhouseCoopers LLP ("PWC") has acted as independent accountants to audit the financial statements of the Company and its consolidated subsidiaries since 1976 and the Audit Committee has selected such firm to audit the Company's financial statements for 2001. Representatives of PWC are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

FEES PAID TO INDEPENDENT AUDITORS

     AUDIT FEES. PWC billed the Company a total of $175,000 for professional services in connection with the audit of the 2000 financial statements.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PWC did not bill the Company for operating, designing or supervising the Company's computer, financial or information systems during 2000.

     ALL OTHER FEES. PWC billed the Company a total of $4,106,117 for other services rendered during 2000. Substantially all of these fees related to services rendered in connection with the registration statement filed with the Securities and Exchange Commission in connection with the Company's public stock offerings, the audit of the 1999 financial statements and a long-term tax refund project. The Audit Committee of the Board does not consider the provision of the services described above by PWC to be incompatible with the maintenance of PWC's independence.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and written representations furnished to the Company, the Company's officers, directors and ten percent owners timely filed all required reports for 2000 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders which are eligible for inclusion in the Company's Proxy Statement for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 20, 2001 in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the Company's bylaws and applicable rules of the Securities and Exchange Commission. In addition, the Company's bylaws provide that, in order for a shareholder proposal or nomination to be properly brought before the 2002 annual meeting, written notice of such proposal or nomination must be received by the Company on or after March 5, 2002 but prior to March 30, 2002. If the date for the 2002 annual meeting is significantly different than the first anniversary of the 2001 Annual Meeting, the bylaws and Securities and Exchange Commission rules provide for an adjustment to the notice periods described above. The Company also expects the persons named as proxies for the 2002 annual meeting to use their discretionary voting authority with respect to any proposal presented or offered to be presented at that meeting by a shareholder who does not provide the Company with written notice of such proposal during the period provided in the Company's bylaws.
                                          By Order of the Board of Directors,

                                          /s/Monte D. Jahnke
                                          Monte D. Jahnke
                                          Secretary
East Lansing, Michigan
April 19, 2001

                                                                      APPENDIX 1

                       AMERICAN PHYSICIANS CAPITAL, INC.
                            AUDIT COMMITTEE CHARTER
                                OCTOBER 18, 2000

PURPOSE

     The primary purpose of the APC Audit Committee (the "Committee") is to assist the APC Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the financial reporting process of the APC Group of companies. This will include: reviewing the financial reports and financial information provided by members of the Group to any governmental or regulatory body, the public or others; monitoring systems of internal accounting and financial controls and the annual independent audit of financial statements; and providing for legal compliance and ethics programs as established by management and the Board.

     In discharging its oversight role, the Committee is empowered to investigate any matter, with full access to all books, records, facilities, and personnel, including the power to retain outside counsel, auditors or other experts for this purpose.

ACCOUNTABILITIES

     The Board and the Committee ultimately represent shareholders' interests; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

MEMBERSHIP & MEETINGS

     The Committee shall include not less than three members of the APC Board. Its composition will meet the requirements of the Audit Committee Policy of the NASD.

     All committee members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time (generally anticipated to be one year) after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise.

     3. The Committee shall meet at least quarterly. These meetings should be coordinated with the preparation of the completion of the quarterly and year-end financial statements.

KEY RESPONSIBILITIES

     The Committee shall recognize that management is responsible for preparing financial statements and that its outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management and staff, as well as the outside auditors have more time, knowledge and detailed information than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee. They are set forth as a guide with the understanding that the Committee may diverge from them as appropriate.

     - The Committee shall review with management and the outside auditors:

          - the audited financial statements to be included in any Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the Filing of Form 10-K);

          - quarterly reports (10-Q) to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q;

          - any 8K filings prepared to report unusual or irregular circumstances.

     - The Committee shall discuss with management and the outside auditors the quality and adequacy of internal controls.

     - The Committee shall:

          - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the audited companies consistent with Independence Standards Board Standard Number 1;

          - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

          - recommend that the Board take appropriate action to ensure the independence of the outside auditor so as to satisfy itself of the auditor's independence.

     - The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

--------------------------------------------------------------------------------

                        AMERICAN PHYSICIANS CAPITAL, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 13, 2001

      The undersigned hereby constitutes and appoints William B. Cheeseman and Frank H. Freund, and each of them, attorneys and proxies, with the power of substitution in each of them, to vote all of the shares of Common Stock of American Physicians Capital, Inc., that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on June 13, 2001 at 10:00 a.m., local time, and at any adjournments thereof, upon all matters properly coming before the meeting including, without limitation, those set forth in the related Notice of Meeting and Proxy Statement. This Proxy, when properly executed, will be voted in the manner directed. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ON THE OTHER SIDE. In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 19, 2001 is unable to serve or, for good cause, will not serve. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 19, 2001 and the 2000 Annual Report to Shareholders and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

          YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARES BY TELEPHONE,
        OR BY MARKING, SIGNING AND DATING THIS PROXY ON THE REVERSE SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

         (Continued and to be marked, dated and signed on reverse side)

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                                [APCAPITAL LOGO]


                         ANNUAL MEETING OF SHAREHOLDERS
                            WEDNESDAY, JUNE 13, 2001
                             10:00 A.M., LOCAL TIME
                       APCAPITAL'S CORPORATE HEADQUARTERS
                            1301 NORTH HAGADORN ROAD
                             EAST LANSING, MICHIGAN

--------------------------------------------------------------------------------

                                                        AMERICAN PHYSICIANS CAPITAL, INC.                        Please mark     [X]
                                                                                                                your votes as
                                                                                                                indicated in
                                                                                                                this example

ELECTION OF DIRECTORS:

    FOR ALL NOMINEES            WITHHOLD
      LISTED BELOW              AUTHORITY
   (EXCEPT AS MARKED     TO VOTE FOR ALL NOMINEES
    TO THE CONTRARY)           LISTED BELOW

         [ ]                        [ ]

NOMINEES: 01 Myron R. Emerick, D.O., 02 AppaRao Mukkamala, M.D.,     MARK HERE IF YOU PLAN TO ATTEND THE MEETING                 [ ]
03 Billy B. Baumann, M.D. 04 Thomas R. Berglund, M.D. 05 William
B. Cheeseman, 06 Lloyd A. Schwartz.

(Instruction: To withhold authority to vote for any individual       DATED                                                    , 2001
nominee, write that nominee's name in the space provided below.)          ----------------------------------------------------

                                                                     ---------------------------------------------------------------
-----------------------------------------------------------------    Signature(s)

                                                         --------    ---------------------------------------------------------------
                                                                |    Signature(s)
                                                                |
                                                                |    Please sign exactly as name appears on the proxy card. When shares are held by joint tenants, both should sign. When
                                                                     signing as attorney, executor, administrator, trustee or
                                                                     guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other
                                                                     authorized officer. If a partnership, please sign in
                                                                     partnership name by an authorized person.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                            VOTE BY TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME
         MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

---------------------------------------------------------------      ---------------------------------------------------------------
                           TELEPHONE                                                               MAIL
                         1-800-840-1208

   Use any touch-tone telephone to vote your proxy. Have                           Mark, sign and date your proxy card
   your proxy card in hand when you call. You will be            OR                                 and
   prompted to enter your control number, located in the box                      return it in the enclosed postage-paid
    below, and then follow the directions given.                                                 envelope.

---------------------------------------------------------------      ---------------------------------------------------------------


                      IF YOU VOTE YOUR PROXY BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

--------------------------------------------------------------------------------